UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 11, 2006

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PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

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Ohio (State or other jurisdiction of incorporation or organization)	31-0987416 (I.R.S. Employer Identification Number)

138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
(Address of principal offices) (Zip Code)

(740) 373-3155
(Registrant's telephone number, including area code)

_________________

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

       On May 11, 2006, the Board of Directors of Peoples Bancorp Inc. (“Peoples”) granted to each of the non-employee directors of Peoples (the “Non-Employee Directors”) a nonqualified stock option (“NSO”) to purchase 1,200 common shares of Peoples at an exercise price of $29.12 per share. The Non-Employee Directors of Peoples who received the NSO grant were: Carl L. Baker, Jr.; George W. Broughton; Frank L. Christy; Wilford D. Dimit; Richard Ferguson; Robert W. Price; Theodore P. Sauber; Paul T. Theisen; Joseph H. Wesel; and Thomas J. Wolf.

        The NSOs were granted under and are subject to the provisions of the Peoples Bancorp Inc. 2006 Equity Plan (the “Plan”), which was approved by the shareholders of Peoples at the 2006 Annual Meeting of Shareholders held on April 13, 2006. The material provisions of the Plan, including those governing NSOs granted to Non-Employee Directors, are summarized under the caption “I. Approval of Peoples Bancorp Inc. 2006 Equity Plan by Shareholders” in Item 1.01 – Entry into a Material Definitive Agreement of Peoples’ Current Report on Form 8-K dated and filed on April 14, 2006 (the “April 14, 2006 Form 8-K”), and the Plan was filed as Exhibit 10.1 to the April 14, 2006 Form 8-K.

        Each NSO will become fully vested and exercisable on November 11, 2006 and has a ten-year term. The following summarizes the effect of various termination of service events on the NSOs granted to the Non-Employee Directors:

o	Termination of service as a director of Peoples due to death, disability or retirement: The NSO will become fully vested and exercisable.

o	Termination of service as a director of Peoples due to any reason other than death, disability or retirement: If unvested on the date of termination, the NSO will immediately terminate and be of no further force and effect.

o	Termination of service as a director of Peoples for any reason other than death, disability, discharge for cause or retirement: The exercisable portion of the NSO may be exercised at any time before the earlier to occur of (a) three months after such termination of service and (b) May 11, 2016.

o	Termination of service as a director of Peoples for cause: The NSO, whether or not then exercisable, will expire and any rights thereunder will terminate immediately.

o	Termination of service as a director of Peoples due to death: The NSO may be exercised by the Non-Employee Director’s personal representative at any time before the earlier to occur of (a) one year after the Non-Employee Director’s death and (b) May 11, 2016.

o	Termination of service as a director of Peoples due to disability or retirement: The NSO may be exercised by the Non-Employee Director at any time before the earlier to occur of (a) one year after the date of termination of service and (b) May 11, 2016.

        The effect of a change in control of Peoples upon outstanding awards granted under the Plan, including the NSOs granted to the Non-Employee Directors, is described under the caption “I. Approval of Peoples Bancorp Inc. 2006 Equity Plan by Shareholders – Change in Control” in Item 1.01 of the April 14, 2006 Form 8-K, which description is incorporated herein by reference.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         PEOPLES BANCORP INC.

Dated: May 16, 2006	By: /s/ MARK F. BRADLEY —————————————— Mark F. Bradley President and Chief Executive Officer